UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
CS DISCO, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Annual Meeting of Stockholders For Stockholders of record as of April 15, 2025. Tuesday, June 10, 2025 9:00AM Central Time. Annual Meeting will be held virtually via live webcast. Please visit https://web.viewproxy.com/law/2025. Internet: https://web.viewproxy.com/law/2025 • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone:1-866-804-9616 • Use any touch tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the Prepaid Envelope provided Virtual: • You must register to attend the meeting online at: https://web.viewproxy.com/law/2025 Scan QR Code for Digital Voting CONTROL NUMBER FOLD HERE PROXY ANNUAL MEETING OF STOCKHOLDERS CS DISCO, INC. JUNE 10, 2025 This Proxy is solicited by the Board of Directors of CS Disco, Inc., which recommends that you vote “FOR” each of the nominees for director named in Proposal 1 and “FOR” Proposal 2. The undersigned hereby appoints Eric Friedrichsen and Michael Lafair (the “Named Proxies”), with full power of substitution, to vote on the following matters, which may properly come before the Annual Meeting of Stockholders of CS Disco, Inc (the “Company”) to be held on Tuesday, June 10, 2025 at 9:00 a.m. CST, and at any adjournment or postponement thereof. The Named Proxies shall cast votes according to the number of shares of common stock, par value $0.005 per share, of the Company that the undersigned may be entitled to vote with respect to the matters set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting and hereby ratifies and confirms all that said Named Proxies may lawfully do by virtue hereof and thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. HAVE YOUR PROXY CARD READY AND PLEASE USE ONE OF THE EASY VOTING METHODS BELOW

Proposals PLEASE MARK YOUR VOTE AS THIS EXAMPLE  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, AND “FOR” PROPOSAL 2. Proposal 1: To elect our three nominees for Class I directors, each to hold office until our Annual Meeting of Stockholders in 2028. o FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) o WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEE’S NAMES BELOW: NOMINEES: 01 Eric Friedrichsen 02 Thomas Bogan 03 Robert P. Goodman Proposal 2: To ratify the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. FORoAGAINSToABSTAIN o NOTE: Your proxy holder will also vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournment of postponement thereof. FOLD HERE Signatures 2025 Date Signature(s) of Stockholders Title (if applicable) Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. I PLAN TO ATTEND THE ANNUAL MEETING o Address change/Comments: If you noted any Address Changes and/ or Comments, please mark box. o CONTROL NUMBER